Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated October 27, 2017 to the
GMO Trust Statement of Additional Information, dated June 30, 2017

GMO Emerging Domestic Opportunities Fund

The numbered paragraph (4) in the section captioned “INVESTMENT GUIDELINES – Emerging Domestic Opportunities Fund” on page 61 is replaced in its entirety by the following:

(4) The Fund will not invest in securities classified as being in any one country in an amount that exceeds the greater of the following, each representing a percentage of the Fund’s net assets: (a) 30%; or (b) 15% more than the country’s weighting percentage within MSCI Emerging Markets Index. As an example, if the MSCI Emerging Markets Index’s country weight for China is 29%, the Fund will not invest more than 44% of its net assets in securities classified as being in China. For purposes of this guideline, a security’s country classification will be based on generally accepted industry standards, including but not limited to the issuer’s country of incorporation, primary listing or domicile, or other factors GMO believes to be relevant. For the avoidance of doubt, China A shares are classified as investments in China for purposes of this guideline.